UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2009

Enable Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50995	52-2372260
(Commission File Number)	(IRS Employer Identification No.)

8725 W. Higgins Road, Suite 900 Chicago, Illinois 60631
(Address of Principal Executive Offices) (Zip Code)

(773) 272-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

Effective April 14, 2009, Enable Holdings, Inc. (the “Company”) received extensions from certain accredited investors (the “Investors”) who previously made total commitments for an aggregate of $2,450,000 90-day loans in the form of 18% Senior Secured Debentures on October 14, 2008, October 31, 2008, and November 21, 2008, and who have previously entered into a Debenture Modification and Extension Agreement dated January 14, 2009 (collectively, the “Loans”).  The Investors made such extensions pursuant to Debenture Modification and Second Extension Agreements which call for an extension of the Loans for an additional 90 days.

A form of the Debenture Modification and Second Extension Agreement is attached hereto as Exhibit 10.1.

Item 9.01  Financial Statements and Exhibits.

(c)           Exhibits:

10.1           Form of Debenture Modification and Second Extension Agreement dated April 14, 2009.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 20, 2009
ENABLE HOLDINGS, INC.

By:	/s/ Miguel A. Martinez, Jr.
Miguel A. Martinez, Jr.
Chief Financial Officer

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EXHIBIT INDEX TO FORM 8-K

Date of Report: April 14, 2009	Commission File No.: 000-50995

ENABLE HOLDINGS, INC.

EXHIBIT NO.	ITEM

10.1	Form of Debenture Modification and Second Extension Agreement dated April 14, 2009.